AMENDMENT
TO
AVADEL PHARMACEUTICALS PLC
2021 INDUCEMENT PLAN
A.The Avadel Pharmaceuticals plc 2021 Inducement Plan (the “Plan”) is hereby amended by deleting the first sentence of Section 3(a) and substituting therefore the following:
“The maximum number of Shares reserved and available for issuance under the Plan shall be 2,000,000 Shares, subject to adjustment as provided in this Section 3.”
B.The effective date of this Amendment shall be November 7, 2024.
C.Except as amended herein, the Plan is confirmed in all other respects.